Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies.
Commitments and Contingencies

(14) Commitments and Contingencies

Letters of Credit

        The Company issued to the lessor of one of its treatment centers an unconditional and irrevocable letter of credit in the amount of $0.3 million to serve as security for the performance of the assignees' obligations under the lease. In addition, the Company issued an irrevocable letter of credit in the amount of $0.6 million relating to the Company's workers' compensation insurance program. In November 2011, the Company issued an irrevocable letter of credit in the amount of $2.0 million to a financial institution to provide to an uncommitted line of credit to three operating entities of Medical Developers LLC.

Lease Commitments

        The Company is obligated under various operating leases for office space, medical equipment, and an aircraft lease. Total lease expense incurred under these leases was approximately $38.8 million, $33.1 million, and $25.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

        Future fixed minimum annual lease commitments are as follows at December 31, 2011:

(in thousands):	Commitments	Less Sublease Rentals	Net Rental Commitments
2012	$34,778	$386	$34,392
2013	32,267	386	31,881
2014	31,463	290	31,173
2015	29,199	—	29,199
2016	28,311	—	28,311
Thereafter	226,974	—	226,974

	$382,992	$1,062	$381,930

        The Company leases land and space at its treatment centers under operating lease arrangements expiring in various years through 2044. The majority of the Company's leases provide for fixed rent escalation clauses, ranging from 2.0% to 5.0%, or escalation clauses tied to the Consumer Price Index. The rent expense for leases containing fixed rent escalation clauses or rent holidays is recognized by the Company on a straight-line basis over the lease term. Leasehold improvements made by a lessee are recorded as leasehold improvements. Leasehold improvements are amortized over the shorter of their estimated useful lives (generally 39 years or less) or the related lease term plus anticipated renewals when there is an economic penalty associated with nonrenewal. An economic penalty is deemed to occur when the Company forgoes an economic benefit, or suffers an economic detriment by not renewing the lease. Penalties include, but are not limited to, impairment of existing leasehold improvements, profitability, location, uniqueness of the property within its particular market, relocation costs, and risks associated with potential competitors utilizing the vacated location. Lease incentives received are recorded as accrued rent and amortized as reductions to lease expense over the lease term.

Concentrations of Credit Risk

        Financial instruments, which subject the Company to concentrations of credit risk, consist principally of cash and accounts receivable. The Company maintains its cash in bank accounts with highly rated financial institutions. These accounts may, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company grants credit, without collateral, to its patients, most of whom are local residents. Concentrations of credit risk with respect to accounts receivable relate principally to third- party payers, including managed care contracts, whose ability to pay for services rendered is dependent on their financial condition. For the year ended December 31, 2011, a government payor in Argentina represented approximately 30% of the total revenues earned in Argentina.

Legal Proceedings

        The Company is involved in certain legal actions and claims arising in the ordinary course of its business. It is the opinion of management, based on advice of legal counsel, that such litigation and claims will be resolved without material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

        On September 16, 2010, the Company was served with a civil complaint that was filed against the Company in the United States District Court for the Southern District of New York by TPTCC NY, Inc., The Proton Institute of NY, LLC and NY Medscan LLC. The complaint alleges, among other things, that in connection with a failed business venture between plaintiffs and the Company to provide proton beam therapy (PBT) services in New York City, the Company, certain of its subsidiaries and Norton Travis, the Company's general counsel, misappropriated confidential information and trade secrets of the plaintiffs and conspired in restraint of trade, engaged in unfair competition, and conspired to fix prices in seeking to establish a PBT services business in New York City. The plaintiffs seek to recover at least $350 million in damages, plus punitive damages of up to three times the amount of damages awarded. The Company intends to vigorously defend this suit. In the opinion of the Company's management, the case is without merit. By Order dated February 24, 2011, Judge Jed S. Rakoff granted the Company's motion to dismiss in its entirety dismissing all claims against all defendants including the Company and Mr. Travis.

Acquisitions

        The Company has acquired and plans to continue acquiring businesses with prior operating histories. Acquired companies may have unknown or contingent liabilities, including liabilities for failure to comply with health care laws and regulations, such as billing and reimbursement, fraud and abuse and similar anti-referral laws. Although the Company institutes policies designed to conform practices to its standards following completion of acquisitions, there can be no assurance that the Company will not become liable for past activities that may later be asserted to be improper by private plaintiffs or government agencies. Although the Company generally seeks to obtain indemnification from prospective sellers covering such matters, there can be no assurance that any such matter will be covered by indemnification, or if covered, that such indemnification will be adequate to cover potential losses and fines.

Employment Agreements

        The Company is party to employment agreements with several of its employees that provide for annual base salaries, targeted bonus levels, severance pay under certain conditions, and certain other benefits.